UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

JUNE 28, 2012

Date of Report (date of Earliest Event Reported)

FIBROCELL SCIENCE, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-31564	87-0458888
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

405 EAGLEVIEW BLVD., EXTON, PA 19341

(Address of principal executive offices and zip code)

(484) 713-6000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Item 1.01.	Entry into a Material Definitive Agreement

On June 28, 2012, Fibrocell Science, Inc. (the “Company”), sold to accredited investors in a private placement (the “Offering”), an aggregate of $507,000 in gross proceeds of its securities consisting of in the aggregate: (i) 507 shares of Series E Convertible Preferred Stock, par value $0.001 and stated value (the “Stated Value”), $1,000 per share (“Series E Preferred”), and (ii) five-year warrants to purchase 2,028,000 shares of the Company’s common stock (“Common Stock”) at an exercise price of $0.30 per share (the “Warrants”). The initial exercise date of the Warrants is the date the Company receives approval from its shareholders to file and subsequently files an amendment to its Certificate of Incorporation increasing the number of its authorized shares of Common Stock to an amount greater than 250,000,000 shares.

The co-placement agents for the Offering received (i) cash compensation of $50,700.00 and a non-accountable expense allowance of $15,210.00, and (ii) five (5) year warrants (the “Agent Warrants”) to purchase 202,800 shares of Common Stock at an exercise price of $0.30 per share.

On May 14, 24 and 30, 2012 and June 7, 2012, the Company announced the completion of previous closings of the Offering of Series E Preferred and Warrants. The aggregate amount of gross proceeds received by the Company to date is $8,361,000.00.

The terms of the shares of the Series E Preferred are set forth in the form of the Certificate of Designation included hereto as Exhibit 3.1 and the terms of the Warrants are set forth in the form of the Warrant included hereto as Exhibit 4.1, which documents are incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities

The information contained in Item 1.01 is hereby incorporated by reference. The Series E Preferred, the Warrants and Agent Warrants were sold/issued in transactions exempt from registration under the Securities Act of 1933, as amended, in reliance on Section 4(2) thereof and Rule 506 of Regulation D thereunder (“Regulation D”). Each purchaser in the Offering represented in the Offering documents that it was an “accredited investor” as defined in Regulation D.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Exhibit

3.1	Certificate of Designation of Preferences, Rights and Limitations of Series E Convertible Preferred Stock, dated May 11, 2012 (incorporated by reference to Exhibit 3.1 of the Form 8-K dated May 15, 2012)

4.1	Form of Common Stock Purchase Warrant issued in the Offering (incorporated by reference to Exhibit 4.1 of the Form 8-K dated May 15, 2012)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIBROCELL SCIENCE, INC.

Date: June 28, 2012	By:	/s/ Declan Daly
Declan Daly,
Chief Operating Officer

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